UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): September 17, 2008
METLIFE, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-15787	13-4075851

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 Park Avenue, New York, New York	10166-0188

(Address of Principal Executive Offices)	(Zip Code)
212-578-2211

(Registrant’s Telephone Number, Including Area Code)
N/A

(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☑	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 OTHER EVENTS.
     On September 17, 2008, MetLife, Inc. (the “Company”) issued a press release announcing the final results of its exchange offer related to the split-off of Reinsurance Group of America, Incorporated (“RGA”). Effective with the closing of the exchange offer on September 12, 2008, the results of RGA became discontinued operations and the Company’s reinsurance segment was eliminated. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
     On September 17, 2008, the Company issued a press release providing updated, final results of its exchange offer related to the split-off of RGA. A copy of the press release is attached hereto as Exhibit 99.2 and is incorporated herein by reference.
ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.
(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits

99.1	Press release of MetLife, Inc., dated September 17, 2008, announcing the final results of its exchange offer related to the split-off of RGA.

99.2	Press release of MetLife, Inc., dated September 17, 2008, providing updated, final results of its exchange offer related to the split-off of RGA.

SIGNATURES
          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

METLIFE, INC.
By:	/s/ Gwenn L. Carr
	Name:	Gwenn L. Carr
	Title:	Senior Vice-President and Secretary

Date: September 17, 2008

EXHIBIT INDEX

EXHIBIT
NUMBER	EXHIBIT
99.1	Press release of MetLife, Inc., dated September 17, 2008, announcing the final results of its exchange offer related to the split-off of RGA.
99.2	Press release of MetLife, Inc., dated September 17, 2008, providing updated, final results of its exchange offer related to the split-off of RGA.